SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-Apr-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware            333-49820              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code
                                           (212) 325-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Information and Exhibits.

Mortgage Backed Pass-Through Certificates, Series 2001-AR7

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                                      Remaining
Class     Balance                Principal               Balance
I-A     23,595,734.62            3,120,081.77          20,475,652.85
II-A-1  32,496,303.02            2,674,115.76          29,822,187.26
II-A-2  34,233,900.00                 0.00             34,233,900.00
III-A-1 38,577,514.63            1,835,611.67          36,741,902.96
III-A-2 23,379,200.00                 0.00             23,379,200.00
IV-A    54,226,348.73            828,692.33            53,397,656.40
A-R            0.00                   0.00                    0.00
II-X    66,730,203.02                    NA            64,056,087.26
III-X   61,956,714.63                    NA            60,121,102.96
IV-M-1  2,909,000.00                  0.00             2,909,000.00
IV-M-2  1,990,000.00                  0.00             1,990,000.00
C-B-1   2,160,734.17              1,831.09             2,158,903.08
IV-B     919,764.00                   0.00              919,764.00
C-B-2    160,131.72                 135.70              159,996.02
IV-X    60,248,664.20                    NA            59,522,629.22
TOTAL:  214,648,630.89           8,460,468.32          206,188,162.57

                                    Net                 Principal
Class     Interest                  PPIS                   Loss
I-A      153,381.12                   0.00                    0.00
II-A-1   155,711.45                   0.00                    0.00
II-A-2   164,037.44                   0.00                    0.00
III-A-1  186,457.99                   0.00                    0.00
III-A-2  127,611.47                   0.00                    0.00
IV-A     250,796.86                   0.00                    0.00
A-R            0.00                   0.00                    0.00
II-X      71,377.65                   0.00                    0.00
III-X     48,004.06                   0.00                    0.00
IV-M-1    14,181.38                   0.00                    0.00
IV-M-2    10,281.67                   0.00                    0.00
C-B-1     12,888.55                   0.00                    0.00
IV-B       5,786.85                   0.00                    0.00
C-B-2        955.17                   0.00                    0.00
IV-X      84,882.34                   0.00                    0.00
TOTAL:  1,286,354.00                  0.00                    0.00

         Beginning
        Current Prin Principal              Remaining    Interest
Class      Amount   Distribution  Interest   Balance       Rate
I-A        864.79412    114.35238   5.62149   750.44174     7.8004%
II-A-1     975.48414     80.27244   4.67419   895.21170     5.7500%
II-A-2    1000.00000      0.00000   4.79167  1000.00000     5.7500%
III-A-1    972.82851     46.28954   4.70200   926.53897     5.8000%
III-A-2   1000.00000      0.00000   5.45833  1000.00000     6.5500%
IV-A       978.40876     14.95214   4.52514   963.45662     5.5500%
A-R          0.00000      0.00000   0.00000     0.00000     5.7500%
II-X       987.90919           NA   1.05671   948.32016     1.2836%
III-X      982.90634           NA   0.76156   953.78545     0.9298%
IV-M-1    1000.00000      0.00000   4.87500  1000.00000     5.8500%
IV-M-2    1000.00000      0.00000   5.16667  1000.00000     6.2000%
C-B-1      999.13723      0.84671   5.95975   998.29052     7.1579%
IV-B      1000.00000      0.00000   6.29167  1000.00000     7.5500%
C-B-2      999.13721      0.84670   5.95976   998.29051     7.1579%
IV-X       983.78394           NA   1.38602   971.92871     3.6269%


                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                    By: /s/ Mary Fonti
                    Name:        Mary Fonti
                    Title:       Vice President
			Bank One NA

        Dated:          25-Apr-01